UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Carisma Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3675 Market Street, Suite 200 Philadelphia, PA		19104
(Address of Principal Executive Offices)		( Zip Code)

Registrant’s telephone number, including area code: (267) 491-6422

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	CARM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Carisma Therapeutics Inc. (the “Company”) held on June 6, 2023 (the “2023 Annual Meeting”), the Company’s stockholders approved the amendment and restatement to the Company’s Amended and Restated 2014 Stock Incentive Plan (the “2014 Plan”), which amendment and restatement had previously been adopted by the Company’s Board of Directors subject to stockholder approval.

The description of the amendment and restatement of the 2014 Plan, contained on pages 16 to 28 of the Company’s Proxy Statement for the 2023 Annual Meeting, filed with the Securities and Exchange Commission on April 28, 2023, is incorporated herein by reference. A complete copy of the amendment and restatement of the 2014 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2023 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, $0.001 par value per share, from 100,000,000 to 350,000,000 (the “Certificate of Amendment”). The additional common stock authorized by the Certificate of Amendment has rights identical to the Company’s currently outstanding common stock. The Company filed the Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on June 6, 2023.

The summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting, the Company’s stockholders voted on the following proposals:

1. The following nominees were elected to the Company’s Board of Directors (the “Board”) as Class III directors for terms expiring at the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Regina Hodits, Ph.D.	25,650,857	2,571,186	2,815,899
Björn Odlander, M.D., Ph.D	27,821,576	400,467	2,815,899

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

Votes For:	27,924,030
Votes Against:	264,478
Votes Abstaining:	33,535
Broker Non-Votes:	2,815,899

3. An amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 350,000,000 was approved.

Votes For:	29,380,660
Votes Against:	1,591,560
Votes Abstaining:	65,722
Broker Non-Votes:	—

4. An amendment and restatement of the Company’s Amended and Restated 2014 Stock Incentive Plan was approved.

Votes For:	27,113,070
Votes Against:	1,074,066
Votes Abstaining:	34,907
Broker Non-Votes:	2,815,899

5. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified.

Votes For:	30,887,544
Votes Against:	63,433
Votes Abstaining:	86,965
Broker Non-Votes:	—

6. Item 9.01. Financial Statements Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Carisma Therapeutics Inc.
99.1	Amendment and Restatement of Carisma Therapeutics Inc.’s Amended and Restated 2014 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARISMA THERAPEUTICS INC.

	By:	/s/ Steven Kelly
Date: June 9, 2023		Steven Kelly
President and Chief Executive Officer